SEMIANNUAL REPORT
EQUITY INCOME FUND
JUNE 30, 2002
T. ROWE PRICE(R)

REPORT HIGHLIGHTS
EQUITY INCOME FUND
     o The past six months were an exceptionally tumultuous period, with the market declining as much due to concerns about trust and confidence as to fundamentals.
     o The fund lost some ground over the six months ended June 30 butdid significantly better than the S&P 500 Stock Index and the Lipper index for similar funds.
     o Many portfolio stocks were victimized by the loss of confidence resulting from accounting scandals, but we remain confident about the integrity of our holdings.
     o Necessary reforms are likely to be implemented,laying the groundwork for a stock market recovery in the months ahead.

REPORTS ON THE WEB
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

FELLOW SHAREHOLDERS
     The first six months of 002 were an exceptionally tumultuous period, with the market declining as much due to concerns about trust and confidence as to fundamentals. Enron, WorldCom, Arthur Andersen, Tyco, Global Crossing, and even Martha Stewart are on the tip of everyone's tongue as investors discuss the integrity of the system. We transitioned from the tragic post-September 11 environment and a period of economic downturn into an almost surreal atmosphere in which new, damaging stories appear throughout the media almost every day.

PERFORMANCE COMPARISON
----------------------
Periods Ended 6/30/02       6 Months     12 Months
---------------------       --------     ---------
Equity Income shares          -3.68%        -4.76%
Equity Income - Advisor
  Class shares                -3.77         -4.93
S&P 500 Stock Index          -13.16        -17.99
Lipper Equity Income
  Funds Index                 -6.74         -9.79

     While the economy has been showing clear signs of recovery, investors sold stocks in fear that some of their investments could end up in the headlines. During this difficult period, stock prices fell sharply, with the S&P 500 dropping by slightly more than 13% in the first six months of the year while the Nasdaq Composite declined more precipitously.

     As shown in the Performance Comparison table, your fund lost some ground over the first six months of the year but did significantly better than the broad market measured by the S&P 500 Stock Index and the Lipper index for similarly managed funds. Results for the Advisor Class shares were marginally lower because of a slightly higher expense ratio but still well ahead of the benchmarks.

     In 2000 and 2001, the fund managed to remain profitable in the face of a sharp sell-off in the equities market. However, despite our efforts to manage the portfolio as defensively as possible during the recent period, the selling was too pervasive and the fund sustained a 3.7% decline. Challenging periods like the one we have just experienced only serve to remind us how unsatisfying good relative performance is when all of the numbers are negative. Nevertheless, we take some pleasure in having mitigated shareholders' losses during agenerally steep sell-off.

DIVIDEND  DISTRIBUTION
     On June 25, your Board of Trustees declared a second-quarter income dividend of $0.08 per share, bringing the year-to-date total for 2002 to $0.16 per share. The second-quarter dividend was paid on June 27 to shareholders of record on June 25. No capital gains were declared in the second quarter, leaving the year-to-date capital gain distribution at $0.10 per share, all of which was long term and was distributed on March 27.

PORTFOLIO REVIEW
     While the fund dodged a number of bullets in the first six months of the year, our winners were not enough to offset our losers in the weak market environment. The industrial, aerospace, and energy sectors delivered strong results, and many of our holdings in those areas performed quite well, while our technology, telecommunications, and health care holdings were particularly disappointing.

SECTOR DIVERSIFICATION                    Percent of    Percent of
                                          Net Assets    Net Assets
                                           12/31/01       6/30/02
                                          ----------    ----------
Consumer Discretionary                       13.1%         13.8%
Consumer Staples                              9.3           7.9
Energy                                       10.6          11.3
Financials                                   19.4          18.5
Health Care                                   6.0           6.9
Industrials and Business Services            16.7          16.7
Information Technology                        4.3           3.9
Materials                                     5.6           5.7
Telecommunication Services                    7.0           7.1
Utilities                                     3.1           4.6
Trust                                         1.5           0.0
Reserves                                      3.4           3.6
--------                                  ----------    ----------
Total                                       100.0%        100.0%

     An integral part of our investment process is to invest in undervalued companies with attractive dividend yields and price/earnings ratios and the potential for growth over the intermediate term. If there was a lesson learned so far this year, it is that in many cases cheap stocks can get cheaper.

     Many of our pharmaceutical stocks fit that description and were among our most disappointing holdings. MERCK, SCHERING-PLOUGH, and BRISTOL-MYERS SQUIBB had all been disappointing performers before we invested in them. However, their earnings and dividend streams appeared (and continue to appear) to be attractively valued, and we made initial investments at what we thought were bargain price levels. Despite their alluring valuations when we purchased them, they continued to decline in value during the ensuing months. Merck, for example, has a very strong financial position but has been caught up in the accounting hysteria, with concerns raised about how the company accounted for the revenues of its Medco subsidiary. While it is difficult to be certain of few things in financial markets, one thing we are certain of is that Merck is not WorldCom or Enron. We continue to believe in the viability of this investment.

     GE was another of our large purchases during the first half. The company has been hit by several problems, including concerns about its accounting. In this case, once again, we are quite sure that GE is not Tyco and does not deserve the same fate. AOL TIME WARNER is another example. After declining more than 80% from its high, AOL Time Warner appears attractive just in terms of the valuation of the old Time Warner portion of the company. We believe the assets of the entire operation are uniquely appealing at the current stock price, and we remain convinced that AOL Time Warner is not Global Crossing and does not belong in the same category.

     The one repeat purchase in the portfolio that we are concerned about is QWEST COMMUNICATIONS INTERNATIONAL. We successfully invested in US West several years ago, before Qwest acquired the company at a significant premium in 2000. We think we have a fairly good understanding of the underlying value of US West and believe this value is not reflected in Qwest's level of market valuation. Recently, the former CEO and the former CFO of Ameritech joined Qwest, and we have confidence in their ability to turn the company's fortunes around. The stock is not among our top 25 holdings, and the examples cited above are good examples of why the portfolio is diversified among a large universe of investments. Our number-one holding, EXXON MOBIl, accounts for only 2.6% of net assets - a reasonable position, to be sure, but not large enough to have a debilitating impact on performance if the stock were unexpectedly to suffer the fate of some of those just discussed.

FINANCIAL PROFILE
-----------------
As of 6/30/02                 Equity Income Fund       S&P 500
-------------                 ------------------       -------
Average Company Yield                 2.4%               1.6%
Price/Book Ratio                      3.0X               3.8X
Price/Earnings Ratio
(2003 estimated EPS)                 16.5X              18.2X
Historical Beta
(based on monthly
returns for 5 years)                  0.58               1.00

* Source data:IBES.Forecast are in no way indications of future investment returns.

    Regarding sales, we eliminated or reduced positions in companies that generally have been successful investments but no longer appear attractive relative to other opportunities. We reduced our investment in LOCKHEED MARTIn as that company has successfully executed a turnaround in the last two years, resulting in exceptionally good stock performance. We eliminated STANLEY WORKS, which did well over several years. Our successful investment in NIAGARA MOHAWK POWER culminated with its acquisition by a U.K.-based utility, NATIONAL GRID GROUP.

OUTLOOK
     The deep concerns over corporate integrity, accounting legitimacy, and investor confidence are probably close to reaching a peak in intensity. The fixation of newspapers, popular magazines, television shows, and politicians on these issues suggests that most of the problems have likely been uncovered and most of the damage has already been done. No doubt, there will be some welcome and necessary regulatory reforms, and the prospect of the most egregious criminals serving prison time will help restore confidence in the system. Investors will eventually realize that, despite their shortcomings, the nation's legislative, regulatory, and judicial systems do work, and our financial infrastructure is fundamentally sound.

     Our sense is that the economy is on the mend and that corporate earnings performance should improve. The Fed's strategy of significantly cutting interest rates last year appears to be working, and consumer demand remains strong. While the assets in money market funds are remarkably high, particularly considering the low level of short-term rates, a good portion of this money will flow back into the equity market at some point, as it has in the past in the wake of financial crises. After more than two years of a severe market decline, we cannot help but feel increasingly optimistic about the potential of the stock market over the rest of the year. We are still somewhat concerned about the levels of many stock valuations, which could constrain the broad market's upside potential, but at the same time we feel that the severe market decline has created many attractive opportunities for the patient investor. As always, we appreciate your continued confidence and support.

Respectfully submitted,

/s/

Brian C. Rogers

President of the fund and chairman of its Investment Advisory Committee July 15, 2002

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. ROWE PRICE EQUITY INCOME FUND
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
TWENTY-FIVE LARGEST HOLDINGS                                      Percent of
                                                                  Net Assets
                                                                   6/30/02
                                                                  ----------
Exxon Mobil                                                           2.6%
ChevronTexaco                                                         2.5
Merck                                                                 2.0
Honeywell International                                               1.8
BP                                                                    1.8

Union Pacific                                                         1.6
GE                                                                    1.6
Bristol-Myers Squibb                                                  1.5
Verizon Communications                                                1.5
International Paper                                                   1.5

Bank One                                                              1.5
Schering-Plough                                                       1.4
Amerada Hess                                                          1.4
FleetBoston Financial                                                 1.3
Cooper Industries                                                     1.2

SBC Communications                                                    1.2
Fortune Brands                                                        1.2
AT&T                                                                  1.2
DuPont                                                                1.2
Starwood Hotels & Resorts Worldwide                                   1.2

3M                                                                    1.2
Disney                                                                1.2
Mellon Financial                                                      1.2
Dow Jones                                                             1.1
UnumProvident                                                         1.1

Total                                                                37.0%

Note: Table excludes investments in the T.Rowe Price Reserve Investment Fund.

T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
MAJOR PORTFOLIO CHANGES

Listed in descending order of size
6 Months Ended 6/30/02

TEN LARGEST PURCHASES
---------------------
Bristol-Myers Squibb
AOL Time Warner *
Merck
Schering-Plough
AT&T
GE
Qwest Communications International
El Paso Corporation *
Duke Energy
NiSource

TEN LARGEST SALES
-----------------
S&P Depository Receipts Trust **
Lockheed Martin
Procter & Gamble
Stanley Works **
Wyeth
Rouse
3M
Niagara Mohawk ***
Moody's
McGraw-Hill **

  *  Position added
 **  Position eliminated
***  Merged into National Grid Group

T. Rowe Price Equity Income Fund
--------------------------------
PERFORMANCE COMPARISON
     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

The following chart is depicted as a line graph in the printed material.

                                  Lipper Equity
          S&P 500 Index         Income Funds Index        Equity Income shares
          -------------         ------------------        --------------------
6/30/92      10000                   10000                      10000
6/30/93      11362.9                 11658.1                    11440.5
6/30/94      11522.2                 11997.6                    12074.8
6/30/95      14526.9                 14025.3                    14695.1
6/30/96      18304                   16942.2                    18356.1
6/30/97      24655.4                 21468.3                    23445.2
6/30/98      32092                   26031.3                    27991.8
6/30/99      39395                   28947.4                    32378.9
6/30/00      42249                   27046.9                    29043.6
6/30/01      35983.5                 29130.3                    34730.3
6/30/02      29510.7                 26279.9                    33076.9

 Note: Performance for Advisor Class shares will vary due to the differing fee structures. See table below. Average Annual Compound Total Return

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
                                                              Since Inception
Periods Ended 6/30/02          1 Year  5 Years  10 Years  Inception      Date
------------------------------------------------------------------------------
Equity Income shares           -4.76%    7.13%    12.71%      -           -
...............................................................................
Equity Income-Advisor
  Class shares                 -4.93      -         -       5.97%     3/31/00
...............................................................................
     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. Rowe Price Equity Income Fund
--------------------------------
Unaudited                        For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------
EQUITY INCOME SHARES
--------------------
                 6 Months       Year
                    Ended      Ended
                  6/30/02   12/31/01   12/31/00   12/31/99   12/31/98   12/31/97
NET ASSET VALUE
Beginning of
period            $ 23.65   $  24.67   $  24.81   $  26.32   $  26.07   $  22.54

INVESTMENT ACTIVITIES
Net investment income
(loss)              0.17       0.37       0.50       0.54       0.61       0.66
Net realized and
unrealized gain
(loss)             (1.03)     (0.02)**    2.51       0.45       1.74       5.67
Total from
investment
activities         (0.86)      0.35       3.01       0.99       2.35       6.33

DISTRIBUTIONS
Net investment
income             (0.16)     (0.36)     (0.51)     (0.53)     (0.61)     (0.66)
Net realized gain  (0.10)     (1.01)     (2.64)     (1.97)     (1.49)     (2.14)
Total
distributions      (0.26)     (1.37)     (3.15)     (2.50)     (2.10)     (2.80)
NET ASSET VALUE
End of period     $ 22.53   $  23.65   $  24.67   $  24.81   $  26.32   $  26.07

RATIOS/
SUPPLEMENTAL DATA
Total return^       (3.68)%    1.64%      13.12%     3.82%      9.23%     28.82%
Ratio of total
expenses to
average net assets   0.76%+    0.80%      0.78%      0.77%      0.77%      0.79%
Ratio of net
investment income
(loss) to average
net assets           1.41%+    1.53%      2.01%      1.95%      2.26%      2.67%
Portfolio turnover
rate                19.3%+     17.3%      21.9%      21.8%      22.6%      23.9%
Net assets, end of
period
(in millions)     $ 10,066  $ 10,128  $  10,187  $  12,321  $  13,495  $  12,771

     ^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
     ** The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.
     +    Annualized

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Equity Income Fund
--------------------------------
Unaudited                        For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------
EQUITY INCOME - ADVISOR CLASS SHARES
------------------------------------ 6 Months            Year        3/31/00
                                        Ended           Ended        Through
                                      6/30/02        12/31/01       12/31/00
NET ASSET VALUE
Beginning of period                 $  23.63        $  24.68       $  23.24

INVESTMENT ACTIVITIES
  Net investment income (loss)          0.17            0.34           0.36
  Net realized and
  unrealized gain (loss)               (1.05)          (0.02)          3.41
  Total from
  investment activities                (0.88)           0.32           3.77

DISTRIBUTIONS
  Net investment income                (0.15)          (0.36)         (0.40)
  Net realized gain                    (0.10)          (1.01)         (1.93)

Total distributions                    (0.25)          (1.37)         (2.33)

NET ASSET VALUE
End of period                       $  22.50        $  23.63       $  24.68

RATIOS/SUPPLEMENTAL DATA
Total return^                         (3.77)%          1.51%         16.62%
Ratio of total expenses to
average net assets                     0.93%+          0.90%          0.60%+
Ratio of net investment
income (loss) to average
net assets                             1.27%+          1.44%          2.09%+
Portfolio turnover rate                19.3%+          17.3%          21.9%+
Net assets, end of period
(in thousands)                      $ 548,439       $ 307,957      $     851

   ^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
   +    Annualized

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Equity Income Fund
--------------------------------
Unaudited                                                         June 30, 2002
STATEMENT OF NET ASSETS                              Shares              Value
-----------------------                              ------              -----
COMMON STOCKS  95.8%
CONSUMER DISCRETIONARY  13.5%
Auto Components  0.2%
TRW                                                  400,000   $        22,792
-------------------------------------------------------------------------------
                                                                        22,792
Automobiles  0.5%
Ford Motor                                         3,400,000            54,400
-------------------------------------------------------------------------------
                                                                        54,400
-------------------------------------------------------------------------------
Hotels, Restaurants & Leisure  2.8%
Hilton                                             5,520,000            76,728
-------------------------------------------------------------------------------
McDonald's                                         3,500,000            99,575
-------------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, REIT          3,750,000           123,338
-------------------------------------------------------------------------------
                                                                       299,641
Household Durables  1.7%
Black & Decker                                     1,000,000            48,200
-------------------------------------------------------------------------------
Fortune Brands                                     2,300,000           128,800
-------------------------------------------------------------------------------
                                                                       177,000
Leisure Equipment & Products  1.5%
Eastman Kodak                                      3,185,000            92,906
-------------------------------------------------------------------------------
Hasbro                                             5,000,000            67,800
-------------------------------------------------------------------------------
                                                                       160,706
Media  5.0%
AOL Time Warner *                                  7,250,000           106,648
-------------------------------------------------------------------------------
Disney                                             6,487,100           122,606
-------------------------------------------------------------------------------
Dow Jones                                          2,500,000           121,125
-------------------------------------------------------------------------------
Knight-Ridder                                      1,920,000           120,864
-------------------------------------------------------------------------------
Reader's Digest, Class A                           3,000,000            56,190
-------------------------------------------------------------------------------
                                                                       527,433
Multiline Retail  1.0%
J.C. Penney                                          900,000            19,818
-------------------------------------------------------------------------------
May Department Stores                              2,600,000            85,618
-------------------------------------------------------------------------------
                                                                       105,436
Specialty Retail  0.8%
Toys "R" Us *                                      5,000,000            87,350
-------------------------------------------------------------------------------
                                                                        87,350
-------------------------------------------------------------------------------
Total Consumer Discretionary                                         1,434,758
-------------------------------------------------------------------------------

CONSUMER STAPLES  7.9%
Beverages  0.9%
Brown-Forman, Class B                              1,400,000   $        96,600
-------------------------------------------------------------------------------
                                                                        96,600
Food Products  2.7%
Campbell Soup                                      2,500,000            69,150
-------------------------------------------------------------------------------
General Mills                                      1,750,000            77,140
-------------------------------------------------------------------------------
Hershey Foods                                      1,200,000            75,000
-------------------------------------------------------------------------------
Kellogg                                            1,000,000            35,860
-------------------------------------------------------------------------------
McCormick                                          1,100,000            28,325
-------------------------------------------------------------------------------
                                                                       285,475
Household Products  2.0%
Clorox                                             1,700,000            70,295
-------------------------------------------------------------------------------
Kimberly-Clark                                     1,024,000            63,488
-------------------------------------------------------------------------------
Procter & Gamble                                     800,000            71,440
-------------------------------------------------------------------------------
                                                                       205,223
Personal Products  0.9%
Gillette                                           2,900,000            98,223
-------------------------------------------------------------------------------
                                                                        98,223
Tobacco  1.4%
Philip Morris                                      1,300,000            56,784
-------------------------------------------------------------------------------
UST                                                2,800,000            95,200
-------------------------------------------------------------------------------
                                                                       151,984
-------------------------------------------------------------------------------
Total Consumer Staples                                                 837,505
-------------------------------------------------------------------------------

ENERGY  11.3%
Energy Equipment & Services  0.3%
Baker Hughes                                       1,000,000            33,290
-------------------------------------------------------------------------------
                                                                        33,290
Oil & Gas  11.0%
Amerada Hess                                       1,750,000           144,375
-------------------------------------------------------------------------------
BP ADR                                             3,830,000           193,377
-------------------------------------------------------------------------------
ChevronTexaco                                      2,997,300           265,261
-------------------------------------------------------------------------------
Exxon Mobil                                        6,750,000           276,210
-------------------------------------------------------------------------------
Marathon Oil                                       1,920,000            52,070
-------------------------------------------------------------------------------

Royal Dutch Petroleum ADR                          2,110,000   $       116,620
-------------------------------------------------------------------------------
Unocal                                             3,170,000           117,100
-------------------------------------------------------------------------------
                                                                     1,165,013
-------------------------------------------------------------------------------
Total Energy                                                         1,198,303
-------------------------------------------------------------------------------

FINANCIALS  18.5%
Banks  6.9%
Bank of America                                    1,490,000           104,836
-------------------------------------------------------------------------------
Bank One                                           4,000,000           153,920
-------------------------------------------------------------------------------
FleetBoston Financial                              4,250,000           137,488
-------------------------------------------------------------------------------
Mellon Financial                                   3,885,000           122,106
-------------------------------------------------------------------------------
Mercantile Bankshares                              1,630,000            66,879
-------------------------------------------------------------------------------
National City                                      1,920,000            63,840
-------------------------------------------------------------------------------
Wells Fargo                                        1,700,000            85,102
-------------------------------------------------------------------------------
                                                                       734,171
Diversified Financials  4.5%
American Express                                   3,200,000           116,224
-------------------------------------------------------------------------------
Citigroup                                          2,240,000            86,800
-------------------------------------------------------------------------------
Fannie Mae                                         1,400,000           103,250
-------------------------------------------------------------------------------
J.P. Morgan Chase                                  3,200,000           108,544
-------------------------------------------------------------------------------
Moody's                                            1,300,000            64,675
-------------------------------------------------------------------------------
                                                                       479,493
Insurance  5.8%
American International Group                       1,320,658            90,108
-------------------------------------------------------------------------------
Aon                                                1,800,000            53,064
-------------------------------------------------------------------------------
Chubb                                              1,600,000           113,280
-------------------------------------------------------------------------------
Lincoln National                                     953,900            40,064
-------------------------------------------------------------------------------
Prudential *                                       1,000,000            33,360
-------------------------------------------------------------------------------
SAFECO                                             3,750,000           115,838
-------------------------------------------------------------------------------
St. Paul Companies                                 1,300,000            50,596
-------------------------------------------------------------------------------
UnumProvident                                      4,750,000           120,887
-------------------------------------------------------------------------------
                                                                       617,197
Real Estate  1.3%
Rouse, REIT                                          900,000            29,700
-------------------------------------------------------------------------------
Simon Property Group, REIT                         2,750,000           101,310
-------------------------------------------------------------------------------
                                                                       131,010
-------------------------------------------------------------------------------
Total Financials                                                     1,961,871
-------------------------------------------------------------------------------

HEALTH CARE  6.9%
Health Care Equipment & Supplies  0.6%
Becton, Dickinson                                  1,750,000   $        60,288
-------------------------------------------------------------------------------
                                                                        60,288
-------------------------------------------------------------------------------
Pharmaceuticals  6.3%
Abbott Laboratories                                1,350,000            50,827
-------------------------------------------------------------------------------
Bristol-Myers Squibb                               6,250,000           160,625
-------------------------------------------------------------------------------
Merck                                              4,200,000           212,688
-------------------------------------------------------------------------------
Schering-Plough                                    6,000,000           147,600
-------------------------------------------------------------------------------
Wyeth                                              1,900,000            97,280
-------------------------------------------------------------------------------
                                                                       669,020
Total Health Care                                                      729,308
-------------------------------------------------------------------------------

INDUSTRIALS & BUSINESS SERVICES  16.7%
Aerospace & Defense  4.4%
Honeywell International                            5,506,400           193,990
-------------------------------------------------------------------------------
Lockheed Martin                                    1,200,000            83,400
-------------------------------------------------------------------------------
Raytheon                                           1,717,700            69,996
-------------------------------------------------------------------------------
Rockwell Collins                                   4,228,400           115,943
-------------------------------------------------------------------------------
                                                                       463,329
-------------------------------------------------------------------------------
Building Products  0.0%
Armstrong Holdings *                                 400,000               716
-------------------------------------------------------------------------------
                                                                           716
Commercial Services & Supplies  2.1%
Dun & Bradstreet *                                 1,250,000            41,313
-------------------------------------------------------------------------------
R.R. Donnelley                                     2,150,000            59,232
-------------------------------------------------------------------------------
Waste Management                                   4,560,000           118,788
-------------------------------------------------------------------------------
                                                                       219,333
Electrical Equipment  2.7%
Cooper Industries                                  3,350,000           131,655
-------------------------------------------------------------------------------
Emerson Electric                                     600,100            32,112
-------------------------------------------------------------------------------
Hubbell, Class B                                   1,968,000            67,207
-------------------------------------------------------------------------------
Rockwell Automation                                2,800,000            55,944
-------------------------------------------------------------------------------
                                                                       286,918
-------------------------------------------------------------------------------

Industrial Conglomerates  2.7%
3M                                                 1,000,000   $       123,000
-------------------------------------------------------------------------------
GE                                                 5,750,000           167,037
-------------------------------------------------------------------------------
                                                                       290,037
Machinery  1.3%
Eaton                                                700,000            50,925
-------------------------------------------------------------------------------
Pall                                               4,350,000            90,263
-------------------------------------------------------------------------------
                                                                       141,188
Road & Rail  2.5%
Norfolk Southern                                   4,200,000            98,196
-------------------------------------------------------------------------------
Union Pacific                                      2,700,000           170,856
-------------------------------------------------------------------------------
                                                                       269,052
Trading Companies & Distributors  1.0%
Genuine Parts                                      2,880,000           100,426
-------------------------------------------------------------------------------
                                                                       100,426
-------------------------------------------------------------------------------
Total Industrials & Business Services                                1,770,999
-------------------------------------------------------------------------------

INFORMATION TECHNOLOGY  3.6%
Communications Equipment  1.1%
Corning *                                          2,750,000             9,762
-------------------------------------------------------------------------------
Lucent Technologies *                             11,000,000            18,260
-------------------------------------------------------------------------------
Motorola                                           6,000,000            86,520
-------------------------------------------------------------------------------
                                                                       114,542
Computers & Peripherals  1.0%
Hewlett-Packard                                    6,820,625           104,219
-------------------------------------------------------------------------------
                                                                       104,219
Office Electronics  0.1%
Xerox *                                            2,180,000            15,195
-------------------------------------------------------------------------------
                                                                        15,195
Semiconductor Equipment & Products  0.7%
Agere Systems, Class A *                           6,770,310             9,478
-------------------------------------------------------------------------------
Agere Systems, Class B *                           2,447,207             3,671
-------------------------------------------------------------------------------
Texas Instruments                                  2,850,000            67,545
-------------------------------------------------------------------------------
                                                                        80,694
-------------------------------------------------------------------------------

Software  0.7%
Microsoft *                                        1,300,000   $        71,110
-------------------------------------------------------------------------------
                                                                        71,110
-------------------------------------------------------------------------------
Total Information Technology                                           385,760
-------------------------------------------------------------------------------

MATERIALS  5.7%
Chemicals  3.9%
Dow Chemical                                       2,500,000            85,950
-------------------------------------------------------------------------------
DuPont                                             2,880,000           127,872
-------------------------------------------------------------------------------
Great Lakes Chemical +                             2,700,000            71,523
-------------------------------------------------------------------------------
Hercules *                                         3,940,000            45,704
-------------------------------------------------------------------------------
International Flavors & Fragrances                 2,650,000            86,098
-------------------------------------------------------------------------------
                                                                       417,147
Paper & Forest Products  1.8%
International Paper                                3,600,000           156,888
-------------------------------------------------------------------------------
MeadWestvaco                                       1,060,000            35,574
-------------------------------------------------------------------------------
                                                                       192,462
-------------------------------------------------------------------------------
Total Materials                                                        609,609
-------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES  7.1%
Diversified Telecommunication Services  7.1%
Alltel                                             2,250,000           105,750
-------------------------------------------------------------------------------
AT&T                                              12,000,000           128,400
-------------------------------------------------------------------------------
BellSouth                                          3,750,000           118,125
-------------------------------------------------------------------------------
Qwest Communications International *              19,000,000            53,200
-------------------------------------------------------------------------------
SBC Communications                                 4,250,000           129,625
-------------------------------------------------------------------------------
Sprint                                             5,250,000            55,702
-------------------------------------------------------------------------------
Verizon Communications                             4,000,000           160,600
-------------------------------------------------------------------------------
Total Telecommunication Services                                       751,402
-------------------------------------------------------------------------------

UTILITIES  4.6%
Electric Utilities  2.3%
Constellation Energy Group                         4,000,000           117,360
-------------------------------------------------------------------------------
Exelon                                             1,340,000            70,082
-------------------------------------------------------------------------------
FirstEnergy                                        1,700,000            56,746
-------------------------------------------------------------------------------
                                                                       244,188
-------------------------------------------------------------------------------

Gas Utilities  1.4%
El Paso Corporation                                3,250,000   $        66,982
-------------------------------------------------------------------------------
NiSource                                           3,800,000            82,954
-------------------------------------------------------------------------------
                                                                       149,936
Multi-Utilities & Unregulated Power  0.9%
Duke Energy                                        3,000,000            93,300
-------------------------------------------------------------------------------
                                                                        93,300
-------------------------------------------------------------------------------
Total Utilities                                                        487,424
-------------------------------------------------------------------------------
Total Common Stocks (Cost  $9,122,060)                              10,166,939

CONVERTIBLE PREFERRED STOCKS  0.6%
Ford Motor Company Capital Trust II                  574,000            32,288
-------------------------------------------------------------------------------
Lucent Technologies
          8.00%, 144A                                  6,228             3,027
-------------------------------------------------------------------------------
          8.00%, Registered Shares *                  60,000            29,164
-------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost $84,242)                       64,479

SHORT-TERM INVESTMENTS  3.3%
Money Market Fund  3.3%
T. Rowe Price Reserve Investment
   Fund, 1.95% # +                               351,736,381           351,736
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost  $351,736)                          351,736

Total Investments in Securities
99.7% of Net Assets (Cost $9,558,038)                          $    10,583,154

Other Assets Less Liabilities                                           31,063

NET ASSETS                                                     $    10,614,217
Net Assets Consist of:
Undistributed net investment income (loss)                     $         2,426
Undistributed net realized gain (loss)                                 184,758
Net unrealized gain (loss)                                           1,025,116
Paid-in-capital applicable to 471,210,653
shares of  no par value capital stock
outstanding; unlimited shares authorized                             9,401,917

NET ASSETS                                                     $    10,614,217
NET ASSET VALUE PER SHARE
Equity Income shares
($10,065,778,347/446,831,351 shares outstanding)               $         22.53
Equity Income - Advisor Class shares
($548,438,823/24,379,302 shares outstanding)                   $         22.50

     #  Seven-day yield
     *  Non-income producing
     + Affiliated company, as defined by the Investment Company Act of 1940, as a result of the fund's ownership of at least 5% of the company's outstanding voting securities.
  144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total of such securities at period-end amounts to $3,027 and represents 0.0% of net assets
   ADR  American Depository Receipts
  REIT  Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Equity Income Fund
--------------------------------
Unaudited

STATEMENT OF OPERATIONS                                         In thousands
                                                                    6 Months
                                                                       Ended
                                                                     6/30/02
INVESTMENT INCOME (LOSS)
INCOME
  Dividend                                                        $  111,999
  Interest                                                             4,781
  Total income                                                       116,780

EXPENSES
  Investment management                                               30,714
  Shareholder servicing
    Equity Income shares                                               9,251
    Equity Income - Advisor Class shares                                 212
  Distribution - Equity Income - Advisor Class shares                    558
  Prospectus and shareholder reports
    Equity Income shares                                                 249
    Equity Income - Advisor Class shares                                  14
  Custody and accounting                                                 194
  Proxy and annual meeting                                               160
  Registration                                                            26
  Trustees                                                                25
  Legal and audit                                                         16
  Total expenses                                                      41,419
  Expenses paid indirectly                                              (181)
  Net expenses                                                        41,238
Net investment income (loss)                                          75,542

REALIZED AND UNREALIZED GAIN (LOSS)
-----------------------------------
Net realized gain (loss) on securities                               183,771
Change in net unrealized gain (loss) on securities                  (680,821)
Net realized and unrealized gain (loss)                             (497,050)
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                            $ (421,508)

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Equity Income Fund
--------------------------------
Unaudited
STATEMENT OF CHANGES IN NET ASSETS                             In thousands
                                                  6 Months             Year
                                                     Ended            Ended
                                                   6/30/02         12/31/01
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                 $    75,542      $   153,991
  Net realized gain (loss)                         183,771          316,376
  Change in net unrealized gain (loss)            (680,821)        (300,567)
  Increase (decrease) in net
     assets from operations                       (421,508)         169,800

Distributions to shareholders
  Net investment income
  Equity Income shares                             (70,410)        (149,371)
  Equity Income - Advisor Class shares              (3,101)          (1,267)
  Net realized gain
  Equity Income shares                             (43,449)        (417,472)
  Equity Income - Advisor Class shares              (1,771)          (7,279)
  Decrease in net assets from distributions       (118,731)        (575,389)

Capital share transactions *
  Shares sold
    Equity Income shares                         1,090,786        1,651,862
    Equity Income - Advisor Class shares           307,903          309,282
  Distributions reinvested
    Equity Income shares                           108,780          544,660
    Equity Income - Advisor Class shares             4,846            8,514
  Shares redeemed
    Equity Income shares                          (752,014)      (1,851,839)
    Equity Income - Advisor Class shares           (42,167)          (8,204)
  Increase (decrease) in net assets from
  capital share transactions                       718,134          654,275

Net Assets
Increase (decrease) during period                  177,895          248,686
Beginning of period                             10,436,322       10,187,636

End of period                                  $10,614,217      $10,436,322
................................................................................
*Share information
  Shares sold
    Equity Income shares                            45,491           68,353
    Equity Income - Advisor Class shares            12,928           12,978
  Distributions reinvested
    Equity Income shares                             4,609           23,502
    Equity Income - Advisor Class shares               206              367
  Shares redeemed
    Equity Income shares                           (31,447)         (76,526)
    Equity Income - Advisor Class shares            (1,786)            (348)
  Increase (decrease) in shares outstanding         30,001           28,326

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Equity Income Fund
--------------------------------
Unaudited                                                         June 30, 2002

NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
     T. Rowe Price Equity Income Fund (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The fund seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies. The fund has two classes of shares: Equity Income Fund, offered since October 31, 1985, and Equity Income Fund - Advisor Class, which was first offered on March 31, 2000. Equity Income - Advisor Class sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made.

     A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Trustees, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     Class Accounting Equity Income - Advisor Class pays distribution and administrative expenses, in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on a quarterly basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

     Expenses Paid Indirectly Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Total expenses in the accompanying statement of operations are presented before reduction for rebates and credits, which totaled $176,000 and $5,000, respectively, for the period ended June 30, 2002.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.

NOTE 2 - INVESTMENT TRANSACTIONS
     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $1,649,233,000 and $1,001,048,000, respectively, for the six months ended June 30, 2002.

NOTE 3 - FEDERAL INCOME TAXES
     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2002.

     At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $9,558,038,000. Net unrealized gain aggregated $1,025,116,000 at period-end, of which $2,357,168,000 related to appreciated investments and $1,332,052,000 related to depreciated investments.

NOTE 4- RELATED PARTY TRANSACTIONS
     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At June 30, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $5,086,000.

     The manager has agreed to bear any expenses through December 31, 2003, which would cause the Equity Income - Advisor Class's ratio of total expenses to average net assets to exceed 1.00%. Thereafter, through December 31, 2005, the Equity Income - Advisor Class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of total expenses to average net assets to exceed 1.00%.

     In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Equity Income share class. Expenses incurred pursuant to these service agreements totaled $6,608,000 for the six months ended June 30, 2002, of which $786,000 was payable at period-end.

     The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Expenses associated with the operation of Spectrum are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying Price funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. For the six months ended June 30, 2002, the Equity Income share class was allocated $753,000 of Spectrum expenses, of which $176,000 related to services provided by Price and $103,000 was payable at period-end.

     At June 30, 2002, approximately 6.3% of the outstanding shares of the Equity Income share class were held by Spectrum. Spectrum does not invest in the underlying Price funds for the purpose of exercising management or control. The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2002, totaled $4,781,000 and are reflected as interest income in the accompanying Statement of Operations.

T. Rowe Price Equity Income Fund
--------------------------------
ABOUT THE FUND'S TRUSTEES AND OFFICERS
--------------------------------------
     Your fund is governed by a Board of Trustees that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's trustees are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" trustees are officers of T. Rowe Price. The Board of Trustees elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

INDEPENDENT TRUSTEES
--------------------
NAME
(DATE OF BIRTH)               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
YEAR ELECTED*                 OTHER DIRECTORSHIPS OF PUBLIC COMPANIES
--------------------------------------------------------------------------------
Calvin W. Burnett, Ph.D.      President, Coppin State College; Director,
(3/16/32)                     Provident Bank of Maryland
2001

Anthony W. Deering            Director, Chairman of the Board, President, and
(1/28/45)                     Chief Executive Officer, The Rouse Company,
2001                          real estate developers

Donald W. Dick, Jr.           Principal, EuroCapital Advisors, LLC, an
(1/27/43)                     acquisition and management advisory firm
1994

David K. Fagin                Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                      Golden Star Resources Ltd., and Canyon Resources
1988                          Corp. (5/00 to present); Chairman and President,
                              Nye Corp.

F. Pierce Linaweaver          President, F. Pierce Linaweaver & Associates,
(8/22/34)                     Inc., consulting environmental and civil engineers
2001

Hanne M. Merriman             Retail Business Consultant; Director, Ann Taylor
(11/16/41)                    Stores Corp.,Ameren Corp.,Finlay Enterprises,Inc.,
1994                          The Rouse Company, and US Airways Group, Inc.

John G. Schreiber             Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                    a real estate investment company; Senior Advisor
2001                          and Partner, Blackstone Real Estate Advisors,
                              L.P.; Director, AMLI Residential Properties
                              Trust, Host Marriott Corp., and The Rouse Company

Hubert D. Vos                 Owner/President, Stonington Capital Corp., a
(8/2/33)                      private investment company
1985

     * Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.

INDEPENDENT TRUSTEES
--------------------
NAME
(DATE OF BIRTH)               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
YEAR ELECTED*                 OTHER DIRECTORSHIPS OF PUBLIC COMPANIES
--------------------------------------------------------------------------------
Paul M. Wythes                Founding Partner, Sutter Hill Ventures, a venture
(6/23/33)                     capital limited partnership, providing equity
1994                          capital to young high-technology companies
                              throughout the United States; Director,
                              Teltone Corp.

     * Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.

INSIDE TRUSTEES
---------------
NAME
(DATE OF BIRTH)
YEAR ELECTED**
[NUMBER OF T. ROWE PRICE      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
PORTFOLIOS OVERSEEN]          OTHER DIRECTORSHIPS OF PUBLIC COMPANIES
--------------------------------------------------------------------------------
James A. C. Kennedy           Director and Vice President, T. Rowe Price and
(8/15/53)                     T. Rowe Price Group, Inc.
1997
[32]

James S. Riepe                Director and Vice President, T. Rowe Price; Vice
(6/25/43)                     Chairman of the Board, Director, and Vice
1985                          President, T. Rowe Price Group, Inc.; Chairman of
[98]                          the Board and Director, T. Rowe Price Global
                              Asset Management Limited,  T. Rowe Price
                              Investment Services, Inc., T. Rowe Price
                              Retirement Plan Services, Inc., and T. Rowe Price
                              Services, Inc.; Chairman of the Board, Director,
                              President, and Trust Officer, T. Rowe Price Trust
                              Company; Director, T. Rowe Price International,
                              Inc., and T. Rowe Price Global Investment
                              Services Limited; Vice President, Equity
                              Income Fund

M. David Testa                Vice Chairman of the Board, Chief Investment
(4/22/44)                     Officer, Director, and Vice President, T. Rowe
1994                          Price Group, Inc.; Chief Investment Officer,
[98]                          Director, and Vice President, T. Rowe Price;
                              Chairman and Director, T. Rowe Price Global Asset
                              Management Limited; Vice President and Director,
                              T. Rowe Price Trust Company; Director, T. Rowe
                              Price Global Investment Services Limited and
                              T. Rowe Price International, Inc.

     **   Each inside director serves until the election of a successor.

T. Rowe Price Equity Income Fund
--------------------------------
OFFICERS
--------
NAME (DATE OF BIRTH)
TITLE AND FUND(S) SERVED                PRINCIPAL OCCUPATION(S)
------------------------                -----------------------
Stephen W. Boesel (12/28/44)            Vice President, T. Rowe Price, T. Rowe
Vice President, Equity Income Fund      Price Group, Inc., and T. Rowe Price
                                        Trust Company

Andrew M. Brooks (2/16/56)              Vice President, T. Rowe Price and
Vice President, Equity Income Fund      T. Rowe Price Group, Inc.

Joseph A. Carrier (12/30/60)            Vice President, T. Rowe Price, T. Rowe
Treasurer, Equity Income Fund           Price Group, Inc., and T. Rowe Price
                                        Investment Services, Inc.

Arthur B. Cecil III ( 9/15/42)          Vice President, T. Rowe Price and
Vice President, Equity Income Fund      T. Rowe Price Group, Inc.

Henry H. Hopkins (12/23/42)             Director and Vice President, T. Rowe
Vice President, Equity Income Fund      Price Group, Inc.; Vice President,
                                        T. Rowe Price, T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Retirement Plan Services, Inc.; Vice
                                        President and Director, T. Rowe Price
                                        Investment Services,Inc., T. Rowe Price
                                        Services, Inc., and T. Rowe Price
                                        Trust Company

J. Jeffrey Lang (1/10/62)               Vice President, T. Rowe Price and
Vice President, Equity Income Fund      T. Rowe Price Trust Company

John D. Linehan (1/21/65)               Vice President, T. Rowe Price, T. Rowe
Vice President, Equity Income Fund      Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Patricia B. Lippert (1/12/53)           Assistant Vice President, T. Rowe Price
Secretary, Equity Income Fund           and T. Rowe Price Investment
                                        Services, Inc.

David S. Middleton (1/18/56)            Vice President, T. Rowe Price, T. Rowe
Controller, Equity Income Fund          Price Group, Inc., and T. Rowe Price
                                        Trust Company

Brian C. Rogers (6/27/55)               Director and Vice President, T. Rowe
President, Equity Income Fund           Price Group, Inc.; Vice President,
                                        T. Rowe Price and T. Rowe Price
                                        Trust Company

William J. Stromberg (3/10/60)          Vice President, T. Rowe Price and
Vice President, Equity Income Fund      T. Rowe Price Group, Inc. Unless
                                        otherwise noted, officers have been
                                        employees of T. Rowe Price or T. Rowe
                                        Price International for at least
                                        five years.

T. Rowe Price Mutual Funds
--------------------------
STOCK FUNDS
-----------
DOMESTIC
--------
Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*+
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS
-------------------
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


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BOND FUNDS
----------
DOMESTIC TAXABLE
----------------
Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

DOMESTIC TAX-FREE
-----------------
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEYMARKET FUNDS++
-------------------
TAXABLE
-------
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money


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INTERNATIONAL/GLOBAL FUNDS
--------------------------
STOCK
-----
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery+
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International
Bond
Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

     * T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.
     +    Closed to new investors.
     ++ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202                                             F71-051 6/30/02